EXHIBIT 23.2





                                           INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Enzon, Inc.


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                        /s/KPMG PEAT MARWICK LLP
                                                        ------------------------
                                                           KPMG Peat Marwick LLP


Short Hills, New Jersey
August 12, 1997


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